                       SEMIANNUAL REPORT / APRIL 30 1999

                                      AIM
                         GLOBAL GOVERNMENT INCOME FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                      ------------------------------------

                    THE PARLIAMENT OF LONDON BY CLAUDE MONET

     IN ORDER TO PROVIDE A STEADY FLOW OF INCOME AND GROWTH OF CAPITAL FOR

      OUR SHAREHOLDERS, AIM GLOBAL GOVERNMENT INCOME FUND INVESTS IN GOV-

   ERNMENT DEBT SECURITIES OF THE HIGHEST QUALITY AND SAFETY. THE PARLIAMENT

    OF LONDON, PICTURED HERE REPRESENTS THE INHERENT STABILITY OF THE COUN-

                        TRIES IN WHICH THE FUND INVESTS.

                      ------------------------------------


AIM Global Government Income Fund is for shareholders who primarily seek a high level of current income, and secondarily seek capital appreciation and protection of principal. The Fund invests primarily in high-quality U.S. and foreign government debt obligations.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:
o AIM Global Government Income Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.
o The average annual total returns, including sales charges, as of April 30, 1999 were: For Class A shares, -0.19% for 1 year, 4.58% for 5 years, and 7.05% for 10 years. For Class B shares, -1.00% for 1 year, 4.57% for 5 years, and 5.48% since inception (10/22/92).
o Class C shares were opened to the public on March 1, 1999. Cumulative total return since inception, including sales charges, was -0.54% as of April 30, 1999. Because Class C shares have been offered for less than one year, all total return figures for Class C shares reflect cumulative total return that has not been annualized.
o For Advisor Class shares, average annual total return, as of April 30, 1999, was 4.95% for 1 year and 5.88% since inception (6/1/95). Sales charges are not applicable to Advisor Class shares.
o   Beginning March 1, 1999, Advisor Class shares were closed to new investors.
o The Fund's 30-day distribution rate reflects the Fund's most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The Fund's distribution rate and 30-day SEC yield will differ.
o The 30-day yield is calculated on the basis of a formula defined by the Securities and Exchange Commission The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of its holdings, net of all expenses and expressed on an annualized basis.
o Government securities, such as U.S. Treasury bills, notes and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.
o The Fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:
o The J.P. Morgan Global Government Bond Index is a market value-weighted average of government bonds from 13 major developed bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

          AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS
          NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
            CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A
              RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.


                       AIM GLOBAL GOVERNMENT INCOME FUND

                     SEMIANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on
    [PHOTO OF       many of your minds may be, "How will the year 2000 computer
   Charles T.       issue affect AIM and my investments?" We would like you to
     Bauer,         feel comfortable.
  Chairman of           During March and April, AIM participated in an
  the Board of      industrywide test that gave us a chance to see how our
    THE FUND        technology systems might be affected by the changeover to
  APPEARS HERE]     the year 2000 (Y2K). Everything went as well as we had
                    hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
                    electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.

TEST RESULTS EXCELLENT
During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. During 1998, we made substantial progress on our preparations. We are now in the final phases of the project, continually testing internal applications and our interfaces with outside parties. On the investment side, our portfolio management staff is evaluating the Y2K preparedness of the companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if there are unexpected problems. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.

Sincerely,

/s/ CHARLES T. BAUER
Charles T. Bauer
Chairman
A I M Advisors, Inc.


PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED AIM'S YEAR 2000 READINESS DISCLOSURE.



                      ------------------------------------

                                 THE FINANCIAL

                               INDUSTRY HAS BEEN

                              SEEN AS A LEADER IN

                               PLANNING FOR YEAR

                                2000 CONCERNS.

                      ------------------------------------


                       AIM GLOBAL GOVERNMENT INCOME FUND

                     SEMIANNUAL REPORT/MANAGERS' OVERVIEW



FUND CONTINUES TO PROVIDE SAFETY, INCOME

HOW DID AIM GLOBAL GOVERNMENT INCOME FUND PERFORM DURING THE SIX MONTHS ENDED APRIL 30, 1999?
Strong economic growth in the United States and concerns that the Federal Reserve Board (the Fed) might raise the federal funds rate resulted in a difficult market for government issued debt securities. For the six months ended April 30, 1999, the Fund produced a total return of -1.11% for Class A shares, -1.54% for Class B shares, and -1.16% for Advisor Class shares. Class C shares, which opened on March 1, 1999, finished the two month period with a total return of 0.46%. The return for A,B, and Advisor Class shares bested the J.P. Morgan Global Government Bond Index's total return of -3.22% during the reporting period. Similarly, Class C shares also bested the J.P. Morgan Global Government Bond Index which produced a total return of 0.22% from March 1 to April 30, 1999. These returns are at net asset value, without a sales charge.
    Despite the unfriendly market environment, your Fund continued to provide a strong level of income for shareholders

INCOME COMPARISON

As of 4/30/99, excluding sales charges

================================================================================
AIM GLOBAL GOVT. INCOME FUND, CLASS A SHARES           4.86%

6 MONTH U. S. TREASURY BILL                            4.64%

Past performance is no guarantee of comparable future results.
================================================================================

(see chart). At the end of the six-month reporting period, the Fund's 30-day distribution rate at net asset value was 4.86% for Class A shares, 4.17% for both Class B shares and Class C shares, and 5.19% for Advisor Class shares. The Fund's 30-day SEC yield at maximum offering price is 3.64% for Class A shares, 3.06% for Class B and Class C shares, and 4.14% for Advisor Class shares.

WHAT WAS THE FUND'S INVESTMENT STRATEGY?
At the close of the reporting period, the global debt market was extremely narrow. The Asian economic crisis, which spread into Latin America and Russia in the fall of 1998, left investors wary of all forms of investment risk. Investors found the relative safety of government bonds attractive, and this sector of the market had performed well. While the Fund can invest in non-government debt securities such as mortgage-backed securities and corporate debt, we believed that this trend of strong performance in the government bond markets would continue into the near term. As we entered the reporting period, the Fund's portfolio largely consisted of high-rated U.S. and European government debt securities. Additionally, the Fund had significantly reduced its interest rate exposure and had started the process of re-allocating its currency to benefit from the strong U.S. dollar.

WHAT WERE THE MARKET CONDITIONS LIKE DURING THE REPORTING PERIOD?
Europe has experienced an economic slowdown this year, and recent economic data indicates a broadening of this economic downturn in the coming months. In early April, the European Central Bank unexpectedly lowered its target rate, the repo and discount rates, for the 11 European Economic and Monetary Union (EMU) countries by a half-point to 2.50%, in conjunction with the Bank of England's lowering of its base rate by a quarter-point to 5.25%. Despite these cuts, the European Central Bank has been slow to adequately address the region's slowing growth. We believe that further cuts can be expected for the remainder of this year.
    In contrast to Europe, the United States enjoyed unexpectedly strong growth of 6.10% in the fourth quarter of 1998 and 4.10% in the first quarter of 1999. This robust economic expansion alleviated concerns that problems in developing nations would lead to a global recession, and restored confidence in the bond market.
    Strong economic growth also caused investors to speculate that the Fed might raise the federal funds rate during the first quarter of 1999. This speculation was further fueled by Fed chairman Alan Greenspan's comments to Congress in February, which many felt were hinting at a imminent raise in rates. However, these fears eventually abated as no action was taken by the Fed through March and April.

HOW DID THE FUND RESPOND TO THIS MARKET ENVIRONMENT?
While our European bond holdings performed well in the contracting economic environment, the new European currency, the euro, was consistently weak versus the dollar throughout the reporting period. This factor, combined with the fact that our currency strategy had anticipated a weak dollar and a strong euro, prevented the Fund from maximizing performance.



                      ------------------------------------

                     WE WILL CONTINUE OUR EFFORTS TO POSI-

                     TION THE FUND TO CAPITALIZE ON MARKET

                     TRENDS, WHILE PROVIDING A HIGH DEGREE

                     OF SAFETY AND A STEADY FLOW OF INCOME

                             FOR OUR SHAREHOLDERS.

                      ------------------------------------


          See important Fund and index disclosures inside front cover.


                       AIM GLOBAL GOVERNMENT INCOME FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



PORTFOLIO COMPOSITION
As of 4/30/99, based on total net assets

==============================================================================================================
  TOP FIVE COUNTRIES
--------------------------------------------------------------------------------------------------------------

  1.  United States           49.68%

  2.  Denmark                  9.46

  3.  Italy                    8.96

  4.  Switzerland              8.57

  5.  Germany                  5.83
==============================================================================================================


================================================================================
GLOBAL ASSET ALLOCATION--DEBT SECURITIES


OTHER              9.3%
EUROPE            47.7%
DOLLAR BLOC       43.0%
================================================================================


==============================================================================================================
  TOP FIVE BOND HOLDINGS
                                            COUPON                        MATURITY              % OF PORTFOLIO
--------------------------------------------------------------------------------------------------------------

1.  United States Treasury Securites    4.875% - 6.375%                 03/01 - 08/27                23.53%

2.  Buoni Poliennali Del Tesoro          7.25% - 8.50%                  01/04 - 11/26                 8.96%

3.  SBC Jersey (Switzerland)                 8.75%                          06/05                     8.57%

4.  Bundesrepublic Deutschland (Germany)  6.00% - 6.50%                 01/06 - 07/27                 5.83%

5.  Hellenic Republic (Greece)            8.80% - 9.20%                 03/02 - 06/07                 5.49%

The Fund's portfolio is subject to change, and there is no assurance the Fund will continue to hold any particular security.
==============================================================================================================


    In the United States, strong economic growth restored investor confidence and worked against our large position in U.S. Treasury securities. Investors became more willing to invest in corporate debt securities and lower-rated, high-yield debt securities. Yield replaced safety as the driving force in the bond market, and demand for government debt securities weakened.
    The performance of our U.S. Treasury holdings was additionally hindered by concerns about a possible tightening of interest rates. In response to these concerns, the yield of the benchmark 30-year Treasury bond jumped nearly 50 basis points (0.50%) during the month of February. As yields rose, Treasury prices plummeted, resulting in the worst month for Treasury issues in 20 years. For the next few months, Treasury securities traded in a narrow range; at the close of the reporting period, the yield of the 30-year Treasury bond was 5.67%, compared to 5.15% at its outset.

HOW DID YOU ADJUST YOUR INVESTMENT STRATEGY TO ADAPT TO UNFAVORABLE MARKET CONDITIONS?
As U.S. growth continued to be strong and Europe continued to struggle, it became clear that our portfolio allocation and currency strategies required some modification. At the same time, it was important for us to remain true to our investment objectives of income and preservation of capital.
    Ultimately, we decided to trim our holdings in U.S. Treasury and foreign government debt securities in favor of some relatively safe, high-rated corporate debt securities. In addition, as the dollar continued its upward trend against the euro, we realigned our currency strategy in an effort to reduce currency risk and maximize shareholder income.

WHAT IS YOUR OUTLOOK FOR THE NEAR-TERM?
The biggest concern this quarter has been that strong U.S. growth would lead to inflation and a subsequent hike in interest rates. Despite the pervasiveness of these concerns over the last several months, inflation appears to be contained for the moment. This is further reinforced by the fact that while Fed chairman Alan Greenspan has hinted at the need for a reassessment of our federal funds rate, the Fed has yet to take any concrete action to tighten monetary policy. Nevertheless, the Fed has proven its ability to move quickly and decisively in the past, and it is reasonable to believe that the Fed will not hesitate to adjust monetary policy if need dictates.
    Regardless of inflationary concerns, our mission will remain the same. We will continue our efforts to position the Fund to capitalize on market trends, while providing a high degree of safety and a steady flow of income for our shareholders.

          See important Fund and index disclosures inside front cover.

                       AIM Global Government Income Fund

                     SEMIANNUAL REPORT / FOR CONSIDERATION



OF FINANCE AND THE FED

A few words from Federal Reserve Board Chairman Alan Greenspan can send the markets into a frenzy or calm them down.
    Why? In 1998, a year of record volatility in stock and bond markets, when investors and analysts alike seemed genuinely puzzled as to what to do next, the Federal Reserve Board became a constant in the midst of the unsettling environment.

WHAT IS THE FED?
The Federal Reserve Board, or the Fed, consists of seven presidential appointees including Chairman Greenspan. In addition to overseeing the country's Federal Reserve System--the central bank of the United States--members of the Fed serve on the Federal Open Market Committee (FOMC), which decides monetary policy. Other FOMC members include the chairman of the New York Federal Reserve Bank and four other FOMC seats that are rotated among the remaining 11 Federal Reserve Banks.
    The FOMC meets eight times a year. These meetings are preceded by the release of the so-called "Beige Book" (see sidebar), and are always followed with a great deal of interest because it is here that decisions on monetary policy are made. The meetings traditionally feature reports on international and domestic economic developments, conditions in financial markets, and forecasts for the future. Policy options are then laid out and discussed, and a vote is taken on whether the Fed will act, often by adjusting interest rates.

WHY ARE ADJUSTMENTS TO INTEREST RATES SO CLOSELY FOLLOWED?
Interest rate changes by the Fed are important for several reasons: (1) they frequently reflect economic trends; (2) they immediately affect bond markets;
(3) they usually affect the stock market because, when rates are high, people tend to be less apt to take on the greater risks of stocks; and (4) they often have a trickle down effect.
    For example, an interest-rate hike was considered during the first half of 1998 when the U.S. economy seemed in danger of overheating and sparking inflation. A rate hike would have helped slow things down by making borrowing more expensive. Instead, myriad financial difficulties abroad affected markets and slowed the U.S. economy enough to persuade the Fed to lower the federal funds rate--the interest rate banks charge each other for overnight credit--in September. When that rate cut did little to calm markets and loosen credit in the U.S., the Fed cut both the federal funds rate and the discount rate--the interest rate at which banks borrow emergency funds from the Federal Reserve--in October and set off rallies in stock and bond markets. The Fed cut both interest rates again in November 1998, citing continued strains in financial markets and spurring another jump in the stock market as a whole.
    Consumers feel the effect of interest-rate adjustments as they trickle down through the banking system. Rate cuts by the Fed often prompt rate reductions on home mortgages, car loans and variable-rate credit cards. Conversely,


WHAT IS THE BEIGE BOOK?

The Beige Book report is published about two weeks before each FOMC meeting. The report contains anecdotal data on current economic conditions in each Federal Reserve Bank district, summarizing the information by district and sector. Interviews with key business people, economists, market experts and other sources supply the details for the report. You can find out more about the Fed's Beige Book and other interesting topics by visiting the Fed's Web site at http.//www.bog.frb.fed.us.


                      ------------------------------------

                                      THE

                                     BEIGE

                                     BOOK

                      ------------------------------------



                       AIM GLOBAL GOVERNMENT INCOME FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION



rate hikes make all forms of loans more expensive.
    Although the Fed does not directly control the financial markets, its influence over short-term interest rates makes it a potent force.

WHAT ELSE DOES THE FED DO?
The Fed is an integral part of the Federal Reserve System (FRS), created by Congress in 1913. The FRS includes 12 regional Federal Reserve Banks in New York, Atlanta, Boston, Chicago, Cleveland, Dallas, Kansas City, Minneapolis, Philadelphia, Richmond, St. Louis and San Francisco. A Federal Reserve Bank
o   clears checks,
o   lends money to banks needing emergency reserves,
o   issues currency, and
o   holds reserve deposits of member banks.
    A bank must hold a percentage of its loans as liquid reserves, meaning readily available. The Fed decides what this percentage will be and can lower it to inject more money into the economy or raise it to tighten credit.
    The Fed also determines the margin requirements for securities investors and traders and which securities may be purchased on margin. (Margin is the minimum amount of cash a customer is required to deposit on the purchase of securities.) Known as Regulation T, this rule prevents the overextension of credit in securities transactions.
    While these other functions of the Federal Reserve System do not generate as many headlines as its interest rate moves, they are crucial to the Fed's purpose of keeping the nation's banking system safe, flexible and stable.

--------------------------------------------------------------------------------
FED RATE CUTS AND THE DOW
WEEKLY CLOSES, DOW JONES INDUSTRIAL AVERAGE*
7/3/98-12/31/98
--------------------------------------------------------------------------------
1998DJIA                         DOW Close
7/10/98                          9105.74
7/17/98                          9337.97
7/24/98                          8937.36
7/31/98                          8883.29
8/7/98                           8598.02
8/14/98                          8425
8/21/98                          8533.66
8/28/98                          8051.68
9/4/98                           7640.25
9/11/98                          7795.5
9/18/98                          7895.66
9/25/98                          8028.77
10/2/98                          7784.69
10/9/98                          7899.52
10/16/98                         8416.76
10/23/98                         8452.29
10/30/98                         8592.1
11/6/98                          8975.46
11/13/98                         8919.59
11/20/98                         9159.55
11/27/98                         9333.08
12/4/98                          9016.14
12/11/98                         8821.76
12/18/98                         8903.63
12/24/98                         9217.99
12/31/98                         9181.43
This graph shows the weekly closing levels for the Dow from July 3 through December 31, 1998. While the Fed does not control the Dow, which is affected by innumerable factors, its influence is clearly reflected in the index's behavior.

* The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
================================================================================



                       AIM GLOBAL GOVERNMENT INCOME FUND

SCHEDULE OF INVESTMENTS

April 30, 1999
(Unaudited)

                                    PRINCIPAL
                                    AMOUNT(a)         VALUE
U.S. DOLLAR DENOMINATED
  CORPORATE BONDS & NOTES-3.70%

BANKS (MONEY CENTER)-3.70%

Banque Cent de Tunisie
  (Tunisia), Bonds, 8.25%,
  09/19/27                        $    4,750,000   $  4,189,889
---------------------------------------------------------------
Bayerische Landesbank NY, Unsec.
  Sub. Notes, 5.875%, 12/01/08         2,400,000      2,322,526
===============================================================
    Total U.S. Dollar
      Denominated Corporate
      Bonds & Notes (Cost
      $7,107,552)                                     6,512,415
===============================================================

NON-U.S. DOLLAR DENOMINATED
  CORPORATE BONDS(B)-9.84%

AUSTRALIA-1.27%

KFW International Finance
  (Investment
  Banking/Brokerage), Unsec.
  Unsub. Bonds, 7.25%,
  07/16/07          AUD                3,100,000      2,233,192
===============================================================

SWITZERLAND-8.57%

SBC Jersey
  (Financial-Diversified), Sub.
  Bonds, 8.75%, 06/20/05     CHF       8,200,000     15,094,018
===============================================================
    Total Non-U.S. Dollar
      Denominated Corporate
      Bonds & Notes (Cost
      $16,778,702)                                   17,327,210
===============================================================

U.S. DOLLAR DENOMINATED
  GOVERNMENT BOND-1.66%

Republica Orient Uruguay
  (Uruguay), Unsec. Bonds,
  7.875%, 07/15/27 (Cost
  $2,980,860)                          3,000,000      2,918,520
===============================================================

NON-U.S. DOLLAR DENOMINATED
  GOVERNMENT BONDS &
  NOTES(B)-33.81%

CANADA-3.12%

Canadian Government, Bonds,
  6.00%, 06/01/08            CAD       7,520,000      5,495,552
===============================================================

DENMARK-5.35%

Kingdom of Denmark, Bonds,
  7.00%, 11/10/24            DKK      53,300,000      9,420,786
===============================================================

GERMANY-5.83%

Bundesrepublic Deutschland,
  Bonds, 6.00%, 01/05/06     EUR       6,650,000      8,036,918
---------------------------------------------------------------
  6.50%, 07/04/27                      1,700,000      2,231,748
===============================================================
                                                     10,268,666
===============================================================

GREECE-5.49%

Hellenic Republic, Bonds,
  9.20%, 03/21/02            GRD   2,210,000,000      7,575,636
---------------------------------------------------------------
  8.80%, 06/19/07                    550,000,000      2,092,620
===============================================================
                                                      9,668,256
===============================================================

                                    PRINCIPAL
                                    AMOUNT(a)         VALUE
ITALY-8.96%

Buoni Poliennali del Tesoro,
  Deb., 8.50%, 01/01/04      ITL       4,890,000   $  6,275,732
---------------------------------------------------------------
  Bonds, 7.25%, 11/01/26               7,000,000      9,501,537
===============================================================
                                                     15,777,269
===============================================================

UNITED KINGDOM-5.06%

Treasury, Gtd. Bonds, 9.00%,
  10/13/08 GBP                         4,190,000      8,909,320
===============================================================
    Total Non-U.S. Dollar
      Denominated Bonds & Notes
      (Cost $62,497,148)                             59,539,849
===============================================================

                                    PRINCIPAL
                                    AMOUNT(a)
U.S. DOLLAR DENOMINATED ASSET
  BACKED SECURITIES-5.80%

BANKS (MONEY CENTER)-1.98%

First USA Credit Card Master
  Trust, Sub. Series 1998-3 C
  Floating Notes, 5.32%,
  02/18/04(c)                     $    3,500,000      3,475,937
===============================================================

REAL ESTATE INVESTMENT
  TRUST-1.00%

Contimortgage Home Equity Loan
  Trust, Sub. Series 1999-2 B
  Notes, 8.50%, 04/25/29(c)            2,000,000   $  1,768,125
===============================================================

RETAIL (HOME SHOPPING)-2.82%

Fingerhut Master Trust, Sub.
  Series 1998-1 C Floating
  Notes, 5.73%, 02/15/05(c)            5,000,000      4,970,312
===============================================================
    Total U.S. Dollar
      Denominated Asset Backed
      Securities (Cost
      $10,254,776)                                   10,214,374
===============================================================

NON-U.S. DOLLAR DENOMINATED
  MORTGAGED BACKED NOTE(B)-4.11%

DENMARK-4.11%

Realkredit Danmark A/S
  (Banking), 6.00% 10/01/26
  (Cost $7,616,256)       DKK         52,504,000      7,244,115
===============================================================

U.S. TREASURY SECURITIES-23.53%

Bonds, 6.375%, 08/15/27           $    9,550,000     10,181,160
---------------------------------------------------------------
Notes, 4.875%, 03/31/01               21,500,000     21,418,515
---------------------------------------------------------------
Notes, 5.625%, 05/15/08                9,700,000      9,838,225
===============================================================
    Total U.S. Treasury
      Securities (Cost
      $43,048,945)                                   41,437,900
===============================================================

U.S. DOLLAR DENOMINATED
  GOVERNMENT AGENCY
  SECURITIES-5.61%

Federal Home Loan Mortgage
  Corp., Pass Through
  Certificates, 8.50%, 03/01/10        1,202,736      1,252,349
---------------------------------------------------------------

                                    PRINCIPAL
                                    AMOUNT(a)         VALUE
U.S. DOLLAR DENOMINATED GOVERNMENT AGENCY
  SECURITIES-(CONTINUED)

Government National Mortgage
  Association, Pass Through
  Certificates, 7.00%, 05/15/29        8,500,000   $  8,630,157
===============================================================
    Total U.S. Dollar Denominated Government
      Agency Securities (Cost $9,898,392)             9,882,506
===============================================================

NON-U.S. DOLLAR DENOMINATED
  GOVERNMENT AGENCY
  SECURITIES-2.85%

Federal National Mortgage
  Association, Sr. Unsub. Bonds,
  6.375%, 08/15/07 (Cost
  $5,260,445)               AUD        7,300,000      5,019,030
===============================================================
Total Investments (excluding repurchase
  agreement)
  (Cost $165,443,076)                              $160,095,919
===============================================================

                                    PRINCIPAL
                                    AMOUNT(a)         VALUE
REPURCHASE AGREEMENT-10.57%(D)

State Street Bank 4.85%,
  05/03/99(e) (Cost $18,607,000)      18,607,000   $ 18,607,000
---------------------------------------------------------------
TOTAL INVESTMENTS-101.48%                           178,702,919
---------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(1.48)%                                     (2,603,395)
---------------------------------------------------------------
NET ASSETS-100.00%                                 $176,099,524
===============================================================

Notes to Schedule of Investments:

(a) Principal amount is in U.S. Dollars, except as indicated by note (b).
(b) Foreign denominated security. Par value and coupon are denominated in currency indicated.
(c) The coupon rate shown on Floating rate note represents rate at period end.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Repurchase agreement entered into 04/30/99 with a maturing value of $18,607,000. Collateralized by $14,365,000, U.S. Treasury Note, 8.50% due 02/15/20 with a market value at 04/30/99 of $18,979,756.

Abbreviations:

AUD    - Australian Dollar
CAD    - Canadian Dollar
CHF    - Swiss Franc
Conv.  - Convertible
Deb.   - Debentures
DKK    - Danish Krone
EUR    - Euro Dollars
GBP    - British Pound Sterling
GRD    - Greek Drachma
Gtd.   - Guaranteed
ITL    - Italian Lira
Sr.    - Senior
Sub    - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated

See Notes to Schedule of Investments.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1999
(Unaudited)

ASSETS:

Investments, at value (cost $165,443,076)       $160,095,919
------------------------------------------------------------
Repurchase agreement (cost $18,607,000)           18,607,000
------------------------------------------------------------
Cash                                                     885
------------------------------------------------------------
Foreign currencies, at value (cost $3,914,070)     3,734,623
------------------------------------------------------------
Receivables for:
  Investments sold                                   145,316
------------------------------------------------------------
  Fund shares sold                                   497,426
------------------------------------------------------------
  Dividends and interest                           3,195,683
------------------------------------------------------------
Forward contracts                                    816,916
------------------------------------------------------------
Other assets                                          28,635
------------------------------------------------------------
    Total assets                                 187,122,403
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            8,678,795
------------------------------------------------------------
  Fund shares reacquired                           1,721,493
------------------------------------------------------------
Forward contracts                                    254,016
------------------------------------------------------------
Accrued advisory fees                                106,398
------------------------------------------------------------
Accrued administrative services fees                   4,224
------------------------------------------------------------
Accrued distribution fees                            110,315
------------------------------------------------------------
Accrued transfer agent fees                           31,500
------------------------------------------------------------
Accrued trustees' fees                                 3,961
------------------------------------------------------------
Accrued operating expenses                           112,177
------------------------------------------------------------
    Total liabilities                             11,022,879
------------------------------------------------------------
Net assets applicable to shares outstanding     $176,099,524
------------------------------------------------------------

NET ASSETS:

Class A                                         $105,172,516
============================================================
Class B                                         $ 70,308,990
============================================================
Class C                                         $    225,392
============================================================
Advisor Class                                   $    392,626
============================================================
SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:
Class A                                           12,164,108
============================================================
Class B                                            8,135,731
============================================================
Class C                                               26,102
============================================================
Advisor Class                                         45,269
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $       8.65
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.65 divided
      by 95.25%)                                $       9.08
============================================================
Class B:
  Net asset value and offering price per share  $       8.64
============================================================
Class C:
  Net asset value and offering price per share  $       8.64
============================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                             $       8.67
============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 1999
(Unaudited)

INVESTMENT INCOME:

Interest                                         $ 5,971,032
------------------------------------------------------------
Securities lending                                    30,423
------------------------------------------------------------
    Total investment income                        6,001,455
------------------------------------------------------------

EXPENSES:

Advisory fees                                        706,789
------------------------------------------------------------
Administrative services fees                          30,880
------------------------------------------------------------
Custodian fees                                        41,608
------------------------------------------------------------
Distribution fees -- Class A                         200,205
------------------------------------------------------------
Distribution fees -- Class B                         398,505
------------------------------------------------------------
Distribution fees -- Class C                             113
------------------------------------------------------------
Interest (Note 5)                                     64,865
------------------------------------------------------------
Trustees' fees                                         6,715
------------------------------------------------------------
Transfer agent fees -- Class A                        47,985
------------------------------------------------------------
Transfer agent fees -- Class B                        33,430
------------------------------------------------------------
Transfer agent fees -- Class C                            54
------------------------------------------------------------
Transfer agent fees -- Advisor Class                     274
------------------------------------------------------------
Other                                                204,426
------------------------------------------------------------
    Total expenses                                 1,735,849
------------------------------------------------------------
Less: Expenses paid indirectly                           (43)
------------------------------------------------------------
    Net expenses                                   1,735,806
------------------------------------------------------------
Net investment income                              4,265,649
------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  FORWARD CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                             (289,650)
------------------------------------------------------------
  Foreign currencies                                (235,854)
------------------------------------------------------------
  Forward currency contracts                         802,869
------------------------------------------------------------
                                                     277,365
------------------------------------------------------------
Net unrealized appreciation (depreciation) of:
  Investment securities                           (6,753,812)
------------------------------------------------------------
  Foreign currencies                                (347,324)
------------------------------------------------------------
  Forward currency contracts                         513,586
------------------------------------------------------------
                                                  (6,587,550)
------------------------------------------------------------
  Net gain (loss) from investment securities,
    foreign currencies and forward currency
    contracts                                     (6,310,185)
------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                $(2,044,536)
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the six months ended April 30, 1999 and the year ended October 31, 1998 (Unaudited)

                                                                APRIL 30,       OCTOBER 31,
                                                                  1999             1998
                                                              -------------    -------------
OPERATIONS:

  Net investment income                                       $   4,265,649    $  14,544,704
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and forward exchange contracts                       277,365       11,183,037
--------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities, foreign currencies and forward exchange
    contracts                                                    (6,587,550)      (2,416,473)
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                 (2,044,536)      23,311,268
--------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                        (2,890,043)      (8,450,756)
--------------------------------------------------------------------------------------------
  Class B                                                        (1,760,285)      (5,569,246)
--------------------------------------------------------------------------------------------
  Class C                                                              (436)              --
--------------------------------------------------------------------------------------------
  Advisor Class                                                     (17,439)         (22,257)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (12,155,143)     (37,966,528)
--------------------------------------------------------------------------------------------
  Class B                                                       (18,795,556)     (40,171,903)
--------------------------------------------------------------------------------------------
  Class C                                                           225,436               --
--------------------------------------------------------------------------------------------
  Advisor Class                                                      (2,819)         300,289
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       (37,440,821)     (68,569,133)
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                           213,540,345      282,109,478
--------------------------------------------------------------------------------------------
  End of period                                               $ 176,099,524    $ 213,540,345
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 307,891,304    $ 338,619,386
--------------------------------------------------------------------------------------------
  Undistributed net investment income                              (402,554)              --
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and forward currency
    contracts                                                  (126,346,414)    (126,623,779)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and forward currency
    contracts                                                    (5,042,812)       1,544,738
--------------------------------------------------------------------------------------------
                                                              $ 176,099,524    $ 213,540,345
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 1999
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Government Income Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares:
Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares are sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is high current income, and its secondary objectives are growth of capital and protection of principal.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

A. Security Valuations-Each equity security is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
        Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees of the Trust.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid monthly.
C. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $126,354,043 as of October 31, 1998 (which may be carried forward to offset future taxable gains, if any) of which $110,608,457 expires, if not previously utilized, in the year 2002, and $15,745,586 expires, if not previously utilized, in the year 2003.
D. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes.
E. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Forward Foreign Currency Contracts-A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Outstanding forward foreign currency contracts at April 30, 1999 were as follows:

                        CONTRACT TO                          UNREALIZED
SETTLEMENT        ------------------------                  APPRECIATION
   DATE            DELIVER       RECEIVE        VALUE      (DEPRECIATION)
----------        ----------   -----------   -----------   --------------
 06/18/99    CAD   8,000,000   $ 5,234,317   $ 5,488,333     $(254,016)
 06/18/99    EUR  22,060,000    24,201,321    23,384,405       816,916
                               -----------   -----------     ---------
                               $29,435,638   $28,872,738     $ 562,900
                               ===========   ===========     =========

G. Foreign Securities-There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
H. Indexed Securities-The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management Limited is the Fund's sub-advisor. The Fund pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $1 billion of the Fund's average daily net assets, plus 0.675% on the next $1 billion of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $2.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 1.75%, 2.40%, 2.40%, and 1.40% of the average daily net assets of the Fund's Class A, Class B, Class C, and Advisor Class shares, respectively.
    A I M Fund Services, Inc. ("AFS") is the transfer agent of the Fund. The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AFS a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 1999, AFS was paid $81,743 for such services.
    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended April 30, 1999, the Class A, Class B and Class C shares paid AIM Distributors $200,205, $398,505 and $113, respectively, as compensation under the Plans.
    AIM Distributors received commissions of $7,163 from sales of the Class A shares of the Fund during the six months ended April 30, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
    AIM is the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 1999, the Fund received reductions in custodian fees of $43 under expense offset arrangements. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $43 during the six months ended April 30, 1999.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund, along with certain other funds advised and/or administered by AIM, has a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the Fund's total assets.
    For the six months ended April 30, 1999, the average outstanding daily balance of bank loans for the Fund was $2,300,155 with a weighted average interest rate of 5.68%. Interest expense for the Fund for the six months ended April 30, 1999 was $64,865.
    Effective May 28, 1999, the above line of credit was superseded by the Fund's participation in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

At April 30, 1999, securities with an aggregate value of $4,121,712 were on loan to brokers. The loans were secured by cash collateral of $4,314,600 received by the Fund. For the six months ended April 30, 1999, the Fund received fees of $30,423 for securities lending.
    For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 1999 was $106,003,660 and $151,308,616, respectively.
    The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of April 30, 1999 is as follows:

Aggregate unrealized appreciation of investment
  securities                                         $ 1,451,148
----------------------------------------------------------------
Aggregate unrealized (depreciation) of investment
  securities                                          (7,007,497)
----------------------------------------------------------------
Net unrealized appreciation (depreciation) of
  investment securities                              $(5,556,349)
----------------------------------------------------------------

Cost of investments for tax purposes is $184,259,268.

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 were as follows:

                                             APRIL 30, 1999              OCTOBER 31, 1998
                                        -------------------------   ---------------------------
                                          SHARES        AMOUNT        SHARES         AMOUNT
                                        ----------   ------------   -----------   -------------
Sold:
  Class A                                8,177,461   $ 73,386,789    82,946,586   $ 720,078,445
------------------------------------    ----------   ------------   -----------   -------------
  Class B                                1,380,252     12,392,508    33,203,356     287,724,801
------------------------------------    ----------   ------------   -----------   -------------
  Class C*                                  26,052        225,000            --              --
------------------------------------    ----------   ------------   -----------   -------------
  Advisor                                   51,258        463,248       397,514       3,461,130
------------------------------------    ----------   ------------   -----------   -------------
Issued as reinvestment of dividends:
  Class A                                  204,573      1,826,181       537,397       4,673,843
------------------------------------    ----------   ------------   -----------   -------------
  Class B                                  120,511      1,075,127       342,811       2,983,470
------------------------------------    ----------   ------------   -----------   -------------
  Class C*                                      50            436            --              --
------------------------------------    ----------   ------------   -----------   -------------
  Advisor                                    1,785         16,006         2,169          19,000
------------------------------------    ----------   ------------   -----------   -------------
Reacquired:
  Class A                               (9,731,136)   (87,368,113)  (87,859,651)   (762,718,816)
------------------------------------    ----------   ------------   -----------   -------------
  Class B                               (3,605,999)   (32,263,191)  (38,124,508)   (330,880,174)
------------------------------------    ----------   ------------   -----------   -------------
  Advisor                                  (54,500)      (482,073)     (366,368)     (3,179,841)
------------------------------------    ----------   ------------   -----------   -------------
                                        (3,429,693)  $(30,728,082)   (8,920,694)  $ (77,838,142)
====================================    ==========   ============   ===========   =============

* Class C shares commenced sales March 1, 1999.

NOTE 9-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                           CLASS A
                                                            ---------------------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
                                                            APRIL 30,    --------------------------------------------------------
                                                              1999       1998(a)     1997(a)     1996(a)     1995(a)     1994(a)
                                                            ---------    --------    --------    --------    --------    --------
Net asset value, beginning of period                        $   8.97     $   8.62    $   8.74    $   8.81    $   8.63    $  11.07
---------------------------------------------------------   --------     --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income                                         0.21         0.54        0.52        0.57        0.62        0.65
---------------------------------------------------------   --------     --------    --------    --------    --------    --------
  Net realized and unrealized gain (loss) on investments       (0.30)        0.32       (0.13)       0.03        0.15       (1.52)
---------------------------------------------------------   --------     --------    --------    --------    --------    --------
    Net increase (decrease) from investment operations         (0.09)        0.86        0.39        0.60        0.77       (0.87)
---------------------------------------------------------   --------     --------    --------    --------    --------    --------
Distributions to shareholders:
  From net investment income                                   (0.23)       (0.16)      (0.31)      (0.57)      (0.59)      (0.65)
---------------------------------------------------------   --------     --------    --------    --------    --------    --------
  From net realized gain on investments                           --           --          --       (0.10)         --       (0.27)
---------------------------------------------------------   --------     --------    --------    --------    --------    --------
  In excess of net investment income                              --        (0.35)      (0.20)         --          --          --
---------------------------------------------------------   --------     --------    --------    --------    --------    --------
  In excess of net realized gain on investments                   --           --          --          --          --       (0.55)
---------------------------------------------------------   --------     --------    --------    --------    --------    --------
  Return of capital                                               --           --          --          --          --       (0.10)
---------------------------------------------------------   --------     --------    --------    --------    --------    --------
    Total distributions                                        (0.23)       (0.51)      (0.51)      (0.67)      (0.59)      (1.57)
---------------------------------------------------------   --------     --------    --------    --------    --------    --------
Net asset value, end of period                              $   8.65     $   8.97    $   8.62    $   8.74    $   8.81    $   8.63
=========================================================   ========     ========    ========    ========    ========    ========
Total return(b)                                                (1.11)%      10.20%       4.78%       7.11%       9.22%      (8.87)%
=========================================================   ========     ========    ========    ========    ========    ========
Ratios and supplemental data:
Net assets, end of period (in 000's)                        $105,173     $121,268    $154,272    $240,945    $385,404    $502,094
=========================================================   ========     ========    ========    ========    ========    ========
Ratio of net investment income to average net assets:           4.65%(c)     6.06%       6.04%       6.52%       6.98%       6.87%
=========================================================   ========     ========    ========    ========    ========    ========
Ratio of expenses to average net assets (excluding
  interest expense):                                            1.45%(c)     1.52%       1.51%       1.39%       1.38%        N/A
=========================================================   ========     ========    ========    ========    ========    ========
Ratio of interest expense to average net assets                 0.07%(c)     0.29%         --          --          --          --
=========================================================   ========     ========    ========    ========    ========    ========
Portfolio turnover rate                                           59%         305%        241%        268%        385%        625%
=========================================================   ========     ========    ========    ========    ========    ========

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $115,350,892.
N/A Not Applicable.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                           CLASS B
                                                             --------------------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
                                                             APRIL 30,    -------------------------------------------------------
                                                              1999(a)     1998(a)    1997(a)     1996(a)     1995(a)     1994(a)
                                                             ---------    -------    --------    --------    --------    --------
Net asset value, beginning of period                          $  8.97     $ 8.62     $   8.74    $   8.80    $   8.64    $  11.07
---------------------------------------------------------     -------     ------     --------    --------    --------    --------
Income from investment operations:
  Net investment income                                          0.18       0.47         0.46        0.51        0.55        0.59
---------------------------------------------------------     -------     ------     --------    --------    --------    --------
  Net realized and unrealized gain (loss) on investments        (0.31)      0.34        (0.12)       0.04        0.14       (1.52)
---------------------------------------------------------     -------     ------     --------    --------    --------    --------
  Net increase (decrease) from investment operations            (0.13)      0.81         0.34        0.55        0.69       (0.93)
---------------------------------------------------------     -------     ------     --------    --------    --------    --------
Distributions to shareholders:
  From net investment income                                    (0.20)     (0.11)       (0.28)      (0.51)      (0.53)      (0.59)
---------------------------------------------------------     -------     ------     --------    --------    --------    --------
  From net realized gain on investments                            --         --           --       (0.10)         --       (0.27)
---------------------------------------------------------     -------     ------     --------    --------    --------    --------
  In excess of net investment income                               --      (0.35)       (0.18)         --          --          --
---------------------------------------------------------     -------     ------     --------    --------    --------    --------
  In excess of net realized gain on investments                    --         --           --          --          --       (0.54)
---------------------------------------------------------     -------     ------     --------    --------    --------    --------
  Return of capital                                                --         --           --          --          --       (0.10)
---------------------------------------------------------     -------     ------     --------    --------    --------    --------
    Total distributions                                         (0.20)     (0.46)       (0.46)      (0.61)      (0.53)      (1.50)
---------------------------------------------------------     -------     ------     --------    --------    --------    --------
Net asset value, end of period                                $  8.64     $ 8.97     $   8.62    $   8.74    $   8.80    $   8.64
=========================================================     =======     ======     ========    ========    ========    ========
Total return(b)                                                 (1.54)%     9.65%        4.00%       6.54%       8.22%      (9.39)%
=========================================================     =======     ======     ========    ========    ========    ========
Ratios and supplemental data:
Net assets, end of period (in 000's)                          $70,309     $91,852    $127.722    $166,577    $235,481    $262,405
=========================================================     =======     ======     ========    ========    ========    ========
Ratio of net investment income (loss) to average net
  assets:                                                        3.99%(c)   5.41%        5.39%       5.87%       6.33%       6.22%
=========================================================     =======     ======     ========    ========    ========    ========
Ratio of expenses to average net assets (excluding interest
  expense):                                                      2.10%(c)   2.17%        2.16%       2.04%       2.03%        N/A
=========================================================     =======     ======     ========    ========    ========    ========
Ratio of interest expense to average net assets                  0.07%(c)   0.29%          --          --          --          --
=========================================================     =======     ======     ========    ========    ========    ========
Portfolio turnover rate                                            59%       305%         241%        268%        385%        625%
=========================================================     =======     ======     ========    ========    ========    ========

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Total return does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $80,361,552. N/A Not Applicable.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                      CLASS C                                ADVISOR CLASS
                                                 ------------------    ----------------------------------------------------------
                                                                                                                     JUNE 1, 1995
                                                                                       YEAR ENDED OCTOBER 31,             TO
                                                  MARCH 1, 1999 TO     APRIL 30,    -----------------------------    OCTOBER 31,
                                                 APRIL 30, 1999(a)      1999(a)     1998(a)    1997(a)    1996(a)      1995(a)
                                                 ------------------    ---------    -------    -------    -------    ------------
Net asset value, beginning of period                   $ 8.63           $ 9.00      $ 8.61     $ 8.73     $ 8.80        $ 8.98
---------------------------------------------------    ------           ------      ------     ------     ------        ------
Income from investment operations:
  Net investment income                                  0.03             0.22        0.56       0.55       0.60          0.26
---------------------------------------------------    ------           ------      ------     ------     ------        ------
  Net realized and unrealized gain (loss) on
    investments                                          0.01            (0.30)       0.37      (0.13)      0.03         (0.19)
---------------------------------------------------    ------           ------      ------     ------     ------        ------
    Net increase (decrease) from investment
      operations                                         0.04            (0.08)       0.93       0.42       0.63          0.07
---------------------------------------------------    ------           ------      ------     ------     ------        ------
Distributions to shareholders:
  From net investment income                            (0.03)           (0.25)      (0.19)     (0.33)     (0.60)        (0.25)
---------------------------------------------------    ------           ------      ------     ------     ------        ------
  From net realized gain on investments                    --               --          --         --      (0.10)           --
---------------------------------------------------    ------           ------      ------     ------     ------        ------
  In excess of net investment income                       --               --       (0.35)     (0.21)        --            --
---------------------------------------------------    ------           ------      ------     ------     ------        ------
    Total distributions                                 (0.03)           (0.25)      (0.54)     (0.54)     (0.70)        (0.25)
---------------------------------------------------    ------           ------      ------     ------     ------        ------
Net asset value, end of period                         $ 8.64           $ 8.67      $ 9.00     $ 8.61     $ 8.73        $ 8.80
===================================================    ======           ======      ======     ======     ======        ======
Total return(b)                                          0.46%           (1.16)%     11.18%      5.15%      7.49%         0.83%
===================================================    ======           ======      ======     ======     ======        ======
Ratios and supplemental data:
Net assets, end of period (in 000's)                   $  225           $  393      $  421     $  116     $   86        $  131
===================================================    ======           ======      ======     ======     ======        ======
Ratio of net investment income (loss) to
  average net assets:                                    3.99%(c)         4.95%(c)    6.41%      6.39%      6.87%         7.33%
===================================================    ======           ======      ======     ======     ======        ======
Ratio of expenses to average net assets
  (excluding interest expense):                          2.10%(c)         1.14%(c)    1.17%      1.16%      1.04%         1.03%(d)
===================================================    ======           ======      ======     ======     ======        ======
Ratio of interest expense to average net assets          0.07%(c)         0.07%(c)    0.29%        --         --            --
===================================================    ======           ======      ======     ======     ======        ======
Portfolio turnover rate                                    59%              59%        305%       241%       268%          385%
===================================================    ======           ======      ======     ======     ======        ======

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $129,219 and $657,589 for Class C and Advisor Class, respectively.
(d) Annualized.
N/A Not Applicable.

BOARD OF TRUSTEES                            OFFICERS                            OFFICE OF THE FUND

C. Derek Anderson                            Robert H. Graham                    11 Greenway Plaza
President, Plantagenet Capital               Chairman and President              Suite 100
Management, LLC (an investment                                                   Houston, TX 77046
partnership); Chief Executive Officer,       Dana R. Sutton
Plantagenet Holdings, Ltd.                   Vice President and Treasurer        INVESTMENT MANAGER
(an investment banking firm)
                                             Samuel D. Sirko                     A I M Advisors, Inc.
Frank S. Bayley                              Vice President and Secretary        11 Greenway Plaza
Partner, law firm of                                                             Suite 100
Baker & McKenzie                             Melville B. Cox                     Houston, TX 77046
                                             Vice President
Robert H. Graham                                                                 SUB-ADVISOR
President and Chief Executive Officer,       Gary T. Crum
A I M Management Group Inc.                  Vice President                      INVESCO Asset Management Ltd.
                                                                                 11 Devonshire Square
Arthur C. Patterson                          Carol F. Relihan                    London EC2M 4YR
Managing Partner, Accel Partners             Vice President                      England
(a venture capital firm)
                                             Mary J. Benson                      TRANSFER AGENT
Ruth H. Quigley                              Assistant Vice President and
Private Investor                             Assistant Treasurer                 A I M Fund Services, Inc.
                                                                                 P.O. Box 4739
                                             Sheri Morris                        Houston, TX 77210-4739
                                             Assistant Vice President and
                                             Assistant Treasurer                 CUSTODIAN

                                             Nancy L. Martin                     State Street Bank and Trust Company
                                             Assistant Secretary                 225 Franklin Street
                                                                                 Boston, MA 02110
                                             Ofelia M. Mayo
                                             Assistant Secretary                 COUNSEL TO THE FUND

                                             Kathleen J. Pflueger                Kirkpatrick & Lockhart LLP
                                             Assistant Secretary                 1800 Massachusetts Avenue, N.W.
                                                                                 Washington, D.C. 20036-1800

                                                                                 COUNSEL TO THE TRUSTEES

                                                                                 Paul, Hastings, Janofsky & Walker LLP
                                                                                 Twenty Third Floor
                                                                                 555 South Flower Street
                                                                                 Los Angeles, CA 90071

                                                                                 DISTRIBUTOR

                                                                                 A I M Distributors, Inc.
                                                                                 11 Greenway Plaza
                                                                                 Suite 100
                                                                                 Houston, TX 77046

                                THE AIM FAMILY OF FUNDS--Registered Trademark--




GROWTH FUNDS                             MONEY MARKET FUNDS                           A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)            AIM Money Market Fund                        leadership in the mutual-fund industry
AIM Blue Chip Fund                       AIM Tax-Exempt Cash Fund                     since 1976 and managed approximately
AIM Capital Development Fund                                                          $112 billion in assets for more than 6.3
AIM Constellation Fund                   INTERNATIONAL GROWTH FUNDS                   million shareholders, including individual
AIM Dent Demographic Trends Fund         AIM Advisor International Value Fund         investors, corporate clients and financial
AIM Large Cap Growth Fund                AIM Asian Growth Fund                        institutions as of March 31, 1999.
AIM Mid Cap Equity Fund(2),(A)           AIM Developing Markets Fund(2)                   The AIM Family of Funds--Registered
AIM Select Growth Fund(3)                AIM Europe Growth Fund(2)                    Trademark-- is distributed nationwide, and
AIM Small Cap Growth Fund(2),(B)         AIM European Development Fund                AIM today is the  10th-largest mutual-fund
AIM Small Cap Opportunities Fund         AIM International Equity Fund                complex in the United States in assets under
AIM Value Fund                           AIM Japan Growth Fund(2)                     management, according to Strategic Insight,
AIM Weingarten Fund                      AIM Latin American Growth Fund(2)            an independent mutual-fund monitor.
                                         AIM New Pacific Growth Fund(2)
GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                    GLOBAL GROWTH FUNDS
AIM Advisor Large Cap Value Fund         AIM Global Aggressive Growth Fund
AIM Advisor Real Estate Fund             AIM Global Growth Fund
AIM Balanced Fund
AIM Basic Value Fund(2),(C)              GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                         AIM Global Growth & Income Fund(2)
                                         AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund(2)                GLOBAL INCOME FUNDS
AIM High Yield Fund                      AIM Emerging Markets Debt Fund(2),(D)
AIM High Yield Fund II                   AIM Global Government Income Fund(2)
AIM Income Fund                          AIM Global Income Fund
AIM Intermediate Government Fund         AIM Strategic Income Fund(2)
AIM Limited Maturity Treasury Fund
                                         THEME FUNDS
TAX-FREE INCOME FUNDS                    AIM Global Consumer Products and Services Fund(2)
AIM High Income Municipal Fund           AIM Global Financial Services Fund(2)
AIM Municipal Bond Fund                  AIM Global Health Care Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut  AIM Global Infrastructure Fund(2)
AIM Tax-Free Intermediate Fund           AIM Global Resources Fund(2)
                                         AIM Global Telecommunications and Technology Fund(2),(E)
                                         AIM Global Trends Fund(2),(F)



(1)AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2)Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3)On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A)On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B)On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C)On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D)On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E)On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (F)On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.



[AIM LOGO APPEARS HERE]           Invest with DISCIPLINE--Registered Trademark--